THE ADVISORS’ INNER CIRCLE FUND III

Knights of Columbus Core Bond Fund

Knights of Columbus Limited Duration Fund

(the “Funds”)

Supplement dated May 30, 2025 to the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information (the “SAI”), each dated March 1, 2025

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

I.	Anthony V. Minopoli, President and Chief Investment Officer of Knights of Columbus Asset Advisors LLC (“KoCAA”), the Funds’ investment adviser, and a portfolio manager of the Funds, has departed KoCAA to pursue another professional opportunity. KoCAA expresses its appreciation to Mr. Minopoli for his many contributions to KoCAA and the Funds during his tenure as President and Chief Investment Officer and wishes him well in all future endeavors. Accordingly, all references to Mr. Minopoli in the Summary Prospectuses, Prospectus and SAI are hereby deleted.

II.	Nicholas Gentile, CFA, has been named Interim President and Chief Investment Officer of KoCAA. Accordingly, the Summary Prospectuses, Prospectus and SAI are hereby amended and supplemented as follows:

1.	In the “Portfolio Managers” sections of the Summary Prospectuses, and the corresponding sections of the Prospectus, the disclosure relating to Mr. Gentile is hereby deleted and replaced with the following:

Mr. Nicholas Gentile, CFA, Interim President and Chief Investment Officer, has managed the Fund since 2019.

2.	In the “Portfolio Managers – Knights of Columbus Asset Advisors” section of the Prospectus, the disclosure relating to Mr. Gentile is hereby deleted and replaced with the following:

Mr. Nicholas Gentile, CFA, Interim President and Chief Investment Officer, joined Knights of Columbus Asset Advisors in 2013. Mr. Gentile is a member of the Fixed Income Investment Team and the lead on investing and trading in residential mortgage and asset backed securities, collateralized debt obligation, and in government sectors. Prior to his role as Interim President and Chief Investment Officer, Mr. Gentile served as Senior Structured Trader and Portfolio Manager from 2019 to 2025 and as an analyst from 2013 to 2019 covering the asset-backed sector. In addition to his work in fixed income trading, Mr. Gentile is also responsible for managing the fixed income analytics process as well as client asset allocation and modeling. Mr. Gentile earned a B.S. in Business Administration with a concentration in Finance from Bryant University graduating Summa Cum Laude and is a member of Beta Gamma Sigma Honor Society. Mr. Gentile holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the Hartford CFA Society.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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